SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2015 (August 17, 2015)

AIRWARE LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas

7377 E. Doubletree Ranch Rd., Suite 260

Scottsdale, AZ 85258

Tel. 480-463-4246

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.

113 Barksdale Professional Center

Newark, DE 19711

Tel. 302-266-9367

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AIRWARE LABS CORP.

Form 8-K

Current Report

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation

On August 17, 2015, Mr. Jeffrey Rassas resigned as President of Airware Labs Corp. (the “Company”). The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Rassas will remain in his positions as the Chief Executive Officer and Chairman of the board of directors.

Appointment

On August 17, 2015, Dr. Daniel E. Cohen MD, Ph.D. (“Mr. Cohen”) was appointed to serve as the Company’s President, Chief Medical Officer and as a member of the board of directors of the Company and has accepted such appointment. The biography for Dr. Cohen is set forth below.

Mr. Daniel E. Cohen MD, Ph.D., 62, Dr. Daniel Cohen is a neurologist, inventor and author with a focus on writing and technology for personal and spiritual development. He authored the book, Addicted To My Ego and co-authored Claim Your Basic Rights, Create a Practical Partnership with Your Soul and Claim Your Basic Rights, Embody Your Soul with Jennifer Palmquist and presently teaches personal and spiritual development.

Dr. Cohen co-founded Round River Research Corp. in 1997 to study the healing and psycho-spiritual effects of synchronized sounds, vibrations and electromagnetic fields. He is the inventor of BodySound™ technology introduced in 2013. He holds numerous patents related to EEG signal processing, physiologic analysis algorithms and additional utility patents related to synchronized sound, vibration and electromagnetic fields and their effect on the body and mind.

Previously, Dr. Cohen co-founded CNS Inc. a developer and marketer of hi-tech medical equipment (brainwave monitors and sleep disorders diagnostics) and consumer products. CNS was best known for the Breathe Right® nasal strip and FiberChoice™ chewable fiber supplement. It was acquired by GlaxoSmithKline in 2006 for $566 million.

Dr. Cohen has a BS from Penn State University and MD from Temple Medical School. He trained in Neurology at the University of Minnesota Hospitals and Clinic and is a Diplomat of the American Board of Psychiatry and Neurology. While presently not practicing clinical neurology, he remains a board-certified neurologist.

Family Relationships

Dr. Cohen is not related to any officer or Director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRWARE LABS CORP.
Date: August 19, 2015	By:	/s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer